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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  July 28, 1999
                                         -------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



              1-6157                                 36-1208070
              ------                                 ----------
     (Commission File Number)           (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois               60661
-----------------------------------------               -----
(Address of principal executive offices)              (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

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Item 5.   Other Events
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On July 28, 1999,  Heller Financial, Inc. (the "Registrant") issued a press release announcing the closing of the acquisition of Healthcare Financial Partners, Inc. for $35.00 per share (approximately $483 million) in a stock and cash transaction. A copy of the press release is attached.



Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

99   Heller Financial, Inc. - Press Release



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 28, 1999
        -------------



                                       HELLER FINANCIAL, INC.



                                       By: /s/ Lauralee E. Martin
                                          ----------------------------------
                                           Lauralee E. Martin
                                       Title:  Executive Vice President and
                                               Chief Financial Officer


                                       2
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                                 EXHIBIT INDEX



Exhibit                                                    Sequentially
Number                                                     Numbered Pages
------                                                     --------------

99        Heller Financial, Inc. - Press Release           4-5


                                       3